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                                                                EXHIBIT 10.15(b)


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is executed as of June 19, 1998, by and among Occidental Chemical Corporation, a New York corporation ("OCC"), Oxy CH Corporation, a California corporation ("Oxy CH", and, together with OCC, "Assignors"), and Occidental Chemical Holding Corporation, a California corporation ("Assignee"):

                             W I T N E S S E T H:

        Assignors, Occidental Petroleum Corporation, Lyondell Petrochemical Company, Millennium Chemicals Inc. and Equistar Chemicals, LP, have entered into that certain Amended and Restated Parent Agreement dated as of May 15, 1998 (the "Parent Agreement"). Capitalized terms used in this Agreement and not expressly defined herein shall have the meanings set forth in the Parent Agreement.

        As contemplated by Section 4.7(c) of the Parent Agreement, Assignors and Assignee desire to effect an assignment and assumption of certain guarantees, undertakings, promises, rights, covenants and obligations of Assignors under the Parent Agreement and to release and discharge Assignors of such guarantees, undertakings, promises, rights, covenants and obligations thereunder.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, Assignors hereby ASSIGN, CONVEY AND TRANSFER unto Assignee, and Assignee hereby assumes and agrees to pay, perform, observe and discharge, fully and timely, all of Assignor's guarantees, undertakings, promises, rights, covenants and obligations under Section 1 of the Parent Agreement.

        1. From and after the date hereof: (i) Assignee shall be the "Occidental Parent" and a "Parent" for purposes of Section 1 of the Parent Agreement; (ii) Assignors shall be fully released and discharged from any guarantees, undertakings, promises, rights, covenants and obligations arising under Section 1 of the Parent Agreement; (iii) Assignors shall continue to be the "Occidental Parent" and a "Parent" for purposes of Section 2 of the Parent Agreement; (iv) each of the Assignors shall continue as a "Parent," and Assignee shall become a "Parent" for purposes of Section 3 of the Parent Agreement and none of OPC, Assignee, OCC or Oxy CH will be a "Subject Parent" with respect to each other for purposes of Section 3; (v) each of Assignors and Assignee shall be a "Parent" and a "Party" for purposes of Section 4 of the Parent Agreement; (vi) any notice to be sent to Assignee under the Parent Agreement shall be sent to Assignee at the address for Assignors set forth in Section 4.9 of the Parent Agreement; and (vii) in connection with any Transfer pursuant to Section 2.1(e) or (f) of the Parent Agreement that results in a release of Assignors' rights, covenants and obligations arising under the Parent Agreement as provided therein, Assignee shall be released from its obligations under the Parent Agreement if the Successor Parent also assumes Assignee's obligations under the Parent Agreement as provided herein and therein.

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        2. This Agreement shall be binding upon Assignee and its successors and assigns, and shall inure to the benefit of Assignors and their respective successors and assigns.

        3. This Assumption Agreement shall be governed by the law of the State of Delaware, without regard to conflict of laws principles.

        4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

        EXECUTED as of the date first set forth above.

                                        OCCIDENTAL CHEMICAL CORPORATION

                                        By: /s/ DAVID C. YEN
                                           ------------------------------------
                                           Name: David C. Yen
                                                -------------------------------
                                           Title: Vice President and Treasurer
                                                 ------------------------------

                                        OXY CH CORPORATION

                                        By: /s/ DAVID C. YEN
                                           ------------------------------------
                                           Name: David C. Yen
                                                -------------------------------
                                           Title: Vice President and Treasurer
                                                 ------------------------------

                                        OCCIDENTAL CHEMICAL HOLDING CORPORATION

                                        By: /s/ DAVID C. YEN
                                           ------------------------------------
                                           Name: David C. Yen
                                                -------------------------------
                                           Title: Vice President and Treasurer
                                                 ------------------------------


        Effective as of the date first set forth above, the undersigned join in the execution of this Agreement for purposes of: (i) consenting to the assignment and assumption described herein; (ii) accepting the form and substance of this Agreement for all purposes as required by Section 4.7 of the Parent Agreement and (iii) agreeing to the terms reflected in Section 1 hereof.

                                        LYONDELL PETROCHEMICAL COMPANY

                                        By: /s/ T. KEVIN DeNICOLA
                                           ------------------------------------
                                           Name: T. Kevin DeNicola
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


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                                MILLENNIUM CHEMICALS INC.

                                By: /s/ George H. Hempstead III
                                   ------------------------------------
                                   Name: George H. Hempstead III
                                        -------------------------------
                                   Title: Senior Vice President
                                         ------------------------------


                                EQUISTAR CHEMICALS, LP

                                By: /s/ Eugene R. Allspach
                                   ------------------------------------
                                   Name: Eugene R. Allspach
                                        -------------------------------
                                   Title: President and Chief Operating
                                            Officer
                                         ------------------------------


                                OCCIDENTAL PETROLEUM CORPORATION

                                By: /s/ A. R. Leach
                                   ------------------------------------
                                   Name: A. R. Leach
                                        -------------------------------
                                   Title: Executive Vice President and
                                            Chief Financial Officer
                                         ------------------------------

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